ANNUAL SHAREHOLDERS' MEETING

May 18, 2016

VIRGINIA NATIONAL

BANKSHARES CORPORATION

FORWARD LOOKING STATEMENTS, OTHER INFORMATION & EXPLANATIONS

Forward-Looking Statements; Other Information: Certain information in this presentation which expresses or implies a view about the objectives and future performance of the Virginia National Bankshares Corporation are "forward-looking statements." Such statements are often characterized by use of qualified words such as "expect," "believe," "estimate," "project," "anticipate," "intend," "will," "should," or words of similar meaning or other statements concerning the opinions or judgment of the Company and its management about future events. While Company management believes such statements to be reasonable, future events and predictions are subject to circumstances that are not within the control of the Company and its management, and actual events in the future may be substantially different from those expressed in this document. The Company's past results are not necessarily indicative of future performance. Factors that could cause future performance to differ from past performance or anticipated performance could include, but are not limited to, changes in national and local economies, employment or market conditions; changes in interest rates, deposits, loan demand and asset quality; competition; changes in banking regulations and accounting principles or guidelines; and performance of assets under management. These statements speak only as of the date made, and the Company does not undertake to update them to reflect changes or events that may occur later. Information based on other sources is believed by management of the Company to be reliable, but has not been independently verified. For more information about the Company's performance, please refer to the Company's audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission (SEC) on March 30, 2016 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 as filed with the SEC on May 16, 2016.

Explanations:

Commercial Bank refers to Virginia National Bank, without its subsidiary, VNB Wealth.

The Efficiency Ratio is computed as a percentage of non-interest expense divided by the sum of fully tax equivalent (FTE) net interest income and non-interest income. This is a non-GAAP financial measure that management believes provides investors with important information regarding operational efficiency, but cautions that such information should not be viewed as a substitute for GAAP. Comparison of our efficiency ratio with those of other companies may not be possible because other companies may calculate them differently.

ROA is Return on Average Assets.

ROE is Return on Average Equity.

VNB Wealth Management is a trade name used for VNBTrust, N.A., a wholly-owned subsidiary of Virginia National Bank.

VIRGINIA NATIONAL BANKSHARES CORPORATION

MANAGEMENT TEAM

Officer	Title	Years of Experience	Years with VNB
Glenn Rust	President and CEO	43	10
Gina Bayes	Chief Credit Officer/Executive VP	36	18
Jennifer Matheny	Chief Operations Officer/Retail Banking/Executive VP	26	18
Donna Shewmake	General Counsel/Executive VP	30	8
Mark Meulenberg	Chief Investment Officer/Executive VP - VNBTrust	20	8
Linda Hitchings	Senior Commercial Lender/Executive VP	44	18
Adam Perry	Chief Technology Officer/Senior VP	25	15
Larry Pitchford	Human Resources Director/Executive VP	28	6

Solid, skilled management team with an average of 31.5 years experience

Virginia National Bankshares Corporation

STRATEGIES DEPLOYED IN 2015

VIRGINIA NATIONAL
BANKSHARES
CORPORATION

FOCAL POINTS

- **Capital Allocation**
- **Non-Interest Expense**
- **Net Interest Income**
- **Wealth Management**

VIRGINIA NATIONAL BANKSHARES CORPORATION

FOCUS – CAPITAL ALLOCATION

- Repurchased stock under our approved repurchase plan
  - Purchased 276,997 shares in 2015
  - Purchased 55,062 shares in first quarter of 2016
- Revisited dividend discussion
- Considered acquisition opportunities
  - Wealth Management
  - Bank

Virginia National Bankshares Corporation

FOCUS – NON-INTEREST EXPENSE

- **Streamlined and reorganized Company**
  - **Combined retail and operations under one manager**
  - **Eliminated three executive management positions**
  - **Consolidated Charlottesville commercial lenders**
- **Reduced headcount to 2005 levels**

Virginia National Bankshares Corporation

FOCUS – NET INTEREST INCOME

- **Remained competitive in our markets for quality loans**
- **Diversified our loan portfolio**
- **Looked at new markets and redefined market boundaries**
- **Retained our excellent asset quality**

FOCUS – WEALTH MANAGEMENT

- **Focused on client profitability**
- **Streamlined structure and expenses**

COMPANY INFORMATION

VIRGINIA NATIONAL
BANKSHARES
CORPORATION

CONSOLIDATED ASSETS OF COMPANY & VNB WEALTH CLIENT ASSETS UNDER MANAGEMENT

($ Amounts Shown in Thousands)



$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-

	2007	2008	2009	2010	2011	2012	2013	2014	2015
VNBWM	$316,304	$263,935	$394,853	$440,860	$529,637	$601,733	$583,597	$484,669	$414,909
VNB	$348,598	$401,175	$441,294	$458,297	$464,066	$507,606	$512,994	$537,053	$567,491

VIRGINIA NATIONAL BANKSHARES CORPORATION

BALANCE SHEET AT YEAR-END

($ Amounts Shown in Thousands)



Total Assets
$512,994
$537,053
$567,624
2013
2014
2015



Total Earning Assets
$463,158
$500,405
$530,722
2013
2014
2015



Total Loans
$300,034
$313,254
$423,664
2013
2014
2015



Total Deposits
$430,460
$456,719
$486,467
2013
2014
2015

VIRGINIA NATIONAL BANKSHARES CORPORATION

NET INTEREST MARGIN


5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
4.98%
4.41%
4.30%
4.18%
3.73%
3.42%
3.21%
3.07%
3.19%
2007
2008
2009
2010
2011
2012
2013
2014
2015

VIRGINIA NATIONAL BANKSHARES CORPORATION

NET INTEREST MARGIN & AVERAGE LOAN YIELD


6.00%
4.00%
2.00%
0.00%
2012
2013
2014
2015
Net Interest Margin
Average Loan Yield

VIRGINIA NATIONAL BANKSHARES CORPORATION

CREDIT QUALITY



Net Charge-offs to Total Loans
1.50%
1.00%
0.50%
0.00%
2005
2007
2009
2011
2013
2015
VNB
Peer-National
Peer-Virginia
Peer = All commercial banks with assets of $100 million to $1 billion



Nonperforming Assets/Assets
4.00%
3.00%
2.00%
1.00%
0.00%
2005
2007
2009
2011
2013
2015
VNB
Peer-National
Peer-Virginia
Peer = All commercial banks with assets of $100 million to $1 billion



Loan Loss Allowance
2.25%
1.75%
1.25%
0.75%
2005
2007
2009
2011
2013
2015
VNB
Peer-National
Peer-Virginia
Peer = All commercial banks with assets of $100 million to $1 billion

VIRGINIA NATIONAL BANKSHARES CORPORATION

NET INCOME – COMMERCIAL BANK ONLY



($ Amounts Shown in Thousands)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,642
$486
$300
$1,941
$2,008
$1,938
$2,236
$2,018
$4,198
2007
2008
2009
2010
2011
2012
2013
2014
2015

VIRGINIA NATIONAL BANKSHARES CORPORATION

NET INCOME – VNB WEALTH ONLY



($ Amounts Shown in Thousands)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
($1,000)
($167)
($374)
$1,648
$2,089
$333
$3,543
$4,847
$127
($699)
2007
2008
2009
2010
2011
2012
2013
2014
2015

VIRGINIA NATIONAL BANKSHARES CORPORATION

COMMERCIAL BANK ONLY NON-INTEREST EXPENSE & NUMBER OF EMPLOYEES


($ Amounts Shown in Thousands)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
160
120
80
40
0
2007
2008
2009
2010
2011
2012
2013
2014
2015
$11,541
$13,399
$15,903
$15,665
$15,296
$15,260
$13,885
$14,126
$12,906
106
115
116
117
114
108
93
92
83
Non Interest Expense
Employees

VIRGINIA NATIONAL BANKSHARES CORPORATION

CONSOLIDATED HIGHLIGHTS

VIRGINIA NATIONAL
BANKSHARES
CORPORATION

CONSOLIDATED NET INCOME & EFFICIENCY RATIO



($ Amounts Shown in Thousands)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
100%
95%
90%
85%
80%
75%
70%
65%
60%
$1,475
$112
$1,948
$4,030
$2,341
$5,481
$6,896
$1,898
$3,121
2007
2008
2009
2010
2011
2012
2013
2014
2015
NET INCOME
EFFICIENCY RATIO

VIRGINIA NATIONAL BANKSHARES CORPORATION

CONSOLIDATED NET INCOME, ROA & ROE



($ Amounts Shown in Thousands)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
14%
12%
10%
8%
6%
4%
2%
0%
$1,475
$112
$1,948
$4,030
$2,341
$5,481
$6,896
$1,898
$3,121
2007
2008
2009
2010
2011
2012
2013
2014
2015
NET INCOME
ROA
ROE
ROA 1% Goal
ROE 10% Goal

VIRGINIA NATIONAL BANKSHARES CORPORATION

QUESTIONS?

VIRGINIA NATIONAL

BANKSHARES CORPORATION